UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street Morrisville, North Carolina	27560-5468
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SYNH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act.  ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2020, Robert Parks, Executive Vice President and Chief Accounting Officer of Syneos Health, Inc. (the “Company”), and the principal accounting officer of the Company, tendered his resignation notice to the Company, effective January 27, 2021. Mr. Parks has decided to pursue another opportunity and his decision was not related to the Company’s operations, policies, practices or financial performance.

Item 7.01Regulation FD Disclosure.

There is no change to the Company’s financial guidance provided on October 29, 2020.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this Current Report on Form 8-K are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s financial guidance. Actual results may differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to: reliance on key personnel, principal investigators and patients; general and international economic, political, and other risks, including currency and stock market fluctuations and the uncertain economic environment; risks associated with the COVID-19 pandemic; the Company's ability to adequately price its contracts and not overrun cost estimates; any adverse effects from the Company's customer or therapeutic area concentration; the Company's ability to maintain or generate new business awards; the Company's ability to increase its market share, grow its business, and execute its growth strategies; the Company's backlog not being indicative of future revenues and its ability to realize the anticipated future revenue reflected in its backlog; fluctuations in the Company's operating results and effective income tax rate; risks related to the Company's information systems and cybersecurity; changes and costs of compliance with regulations related to data privacy; risks related to the United Kingdom’s withdrawal from the European Union; risks related to the Company's transfer pricing policies; failure to perform services in accordance with contractual requirements, regulatory requirements and ethical considerations; risks relating to litigation and government investigations; risks associated with the Company's early phase clinical facilities; insurance risk; risks of liability resulting from harm to patients; success of investments in the Company's customers’ business or drugs; foreign currency exchange rate fluctuations; risks associated with acquired businesses, including the ability to integrate acquired operations, products, and technologies in our business; risks related to the Company's income tax expense and tax reform; risks relating to the Company's intellectual property; risks associated with the Company's acquisition strategy; failure to realize the full value of goodwill and intangible assets; restructuring risk; potential violations of anti-corruption and anti-bribery laws; risks related to the Company's dependence on third parties; downgrades of the Company's credit ratings; competition in the biopharmaceutical services industry; changes in outsourcing trends; regulatory risks; trends in the Company's customers’ businesses; the Company's ability to keep pace with rapid technological change; risks related to the Company's indebtedness; fluctuations in the Company's financial results and stock price; and other risk factors set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and other SEC filings, copies of which are available free of charge on the Company's website at investor.syneoshealth.com. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date:	December 23, 2020	By:	/s/ Jason Meggs
			Name:	Jason Meggs
			Title:	Chief Financial Officer (Principal Financial Officer)